Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”),

HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933,

AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

WORK ORDER

This Work Order (“Work Order”) is between Xenetic Biosciences, Inc., 40 Speen St., Ste 102, Framingham, MA 01701 (“Sponsor”) and PJSC Pharmsynthez, №134, Liter 1, Poselok Kuzmolovsky, St. Kapitolovo, Vsevolozhsky Raion, Leningradskaya Oblast, 188663, Russia (“Pharms”) and relates to the Master Services Agreement dated as of June 12, 2020 (the “Agreement”), which is incorporated by reference herein. Pursuant to the Agreement, Pharms has agreed to perform certain services in accordance with written Work Orders, such as this one, entered into from time-to-time. This Work Order sets forth the obligations of the parties with regard to conducting a Stage 1 study (as described in the Attachments to this Work Order) of Sponsor’s XCART technology, under a protocol (the “Protocol”) to be prepared and agreed by the Project Steering Committee (as described below). Once the final Protocol is prepared, such Protocol, including any amendments thereto, is incorporated herein by reference.

The parties hereby agree as follows:

1.        Work Order. This document constitutes a “Work Order” under the Agreement and this Work Order and the services contemplated herein are subject to the terms and provisions of the Agreement.

2.       Services and Payment of Fees and Expenses. The specific services contemplated by this Work Order (the “Services”) and the related payment terms and obligations are set forth on the following attachments, which are incorporated herein by reference:

PROJECT ASSUMPTIONS	ATTACHMENT 1
SCOPE OF WORK/BUDGET	ATTACHMENT 2
TIMELINE	ATTACHMENT 3
PAYMENT SCHEDULE	ATTACHMENT 4
MILESTONE//PAYMENTS	ATTACHMENT 5
THIRD PARTY VENDORS	ATTACHMENT 6

3.       Term. The term of this Work Order shall commence on the date of execution and shall continue until the Services described in Attachment 2 are completed, unless this Work Order is terminated in accordance with the Agreement. If the Agreement is terminated or expires, but this Work Order is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Order until the Work Order is either terminated or completed.

4.       Amendments. No modification, amendment, or waiver of this Work Order shall be effective unless in writing and duly executed and delivered by each party to the other.

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5.       Standard Operating Procedures. Pharms shall conduct the Study according to the formats and procedures set forth in Pharms’s Standard Operating Procedures (“SOPs”).

6.       Third Parties. The Third Party vendors who will be performing services on the Study are set forth in Attachment 6. Sponsor has provided its written consent and approves such Third Party vendors listed and referred to within this Agreement.

7.       Project Steering Committee Members. The initial team leader and Party representatives for the work conducted under this Work Order are:

Sponsor: 1 Curtis Lockshin, CSO; 2 Jeffrey Eisenberg, CEO

Pharms: 1 Dmitry Genkin, Member & Chairman of the Board of Directors; 2 Kirill Surkov, CEO’s science advisor

ACKNOWLEDGED, ACCEPTED AND AGREED TO:

PJSC Pharmsynthez	Xenetic Biosciences, Inc.

By: /s/ Efim Prilezhaev	By: /s/ Curtis Lockshin, PhD.
(signature)	(signature)

Print Name: Efim Prilezhaev	Print Name: Curtis Lockshin, PhD

Title: CEO	Title: Chief Scientific Officer

Date: June 12, 2020	Date: June 12, 2020

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ATTACHMENT 1: PROJECT ASSUMPTIONS

[***]

3

ATTACHMENT 2: SCOPE OF WORK/PROJECT BUDGET

[***]

4

ATTACHMENT 3: TIMELINE

[***]

5

ATTACHMENT 4: PAYMENT SCHEDULE

[***]

6

ATTACHMENT 5: MILESTONES SCHEDULE AND PAYMENTS

(Stages defined in Exhibit A –Program Summary)

Table 1

Milestone Event	Payment in USD	Payment in Shares
[***]	$52,500	50,000 shares
[***]	$472,500	450,000 shares
[***]	$525,000	500,000 shares

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ATTACHMENT 6: THIRD PARTY AGREEMENTS

Shemyakin and Ovchinnikov Institute of Bioorganic Chemistry (Moscow)

Belarussian Research Center for Pediatric Oncology, Hematology and Immunology

Institute of Bioorganic Chemistry of NASB

Viciebsk Regional Clinical Oncological Center

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